Exhibit 99.1
May 5, 2014
BroadSoft Reports First Quarter 2014 Financial Results
GAITHERSBURG, MD, May 5, 2014 - BroadSoft, Inc. (NASDAQ:BSFT), the leading global provider of Internet protocol-based, or IP-based, communications services to the telecommunications industry, today announced financial results for the quarter ended March 31, 2014.
Financial Highlights for the First Quarter of 2014

•	Total revenue increased 11% year-over-year to $43.9 million

•	GAAP gross profit equaled 70% of total revenue; non-GAAP gross profit equaled 76% of total revenue

•	GAAP loss from operations totaled $9.2 million or 21% of revenue; non-GAAP income from operations totaled $2.6 million or 6% of revenue

•	GAAP basic and diluted net loss per share equaled $0.26 per common share; non-GAAP diluted earnings per share equaled $0.07 per common share
Results for the three months ended March 31, 2014
Total revenue rose to $43.9 million in the first quarter of 2014, an increase of 11% compared to $39.6 million in the first quarter of 2013.
Net loss for the first quarter of 2014 was $7.5 million, or $0.26 per basic and diluted common share, compared to net loss of $2.3 million, or $0.08 per basic and diluted common share in the first quarter of 2013.
On a non-GAAP basis, net income in the first quarter of 2014 was $2.1 million, or $0.07 per diluted common share, compared to non-GAAP net income of $5.1 million, or $0.18 per diluted common share, in the first quarter of 2013. A reconciliation of non-GAAP and GAAP results is included in the financial tables below.
Management Commentary
“In the first quarter, we saw increased interest in our BroadCloud capabilities as service providers seek to rapidly deliver new unified communications services to their end-users," said Michael Tessler, president and chief executive officer, BroadSoft. "We were very pleased to announce that BT Wholesale will be leveraging our new investment in BroadCloud in Europe. We also signed a new Tier-1 customer for BroadCloud for a new small-business service launch, again demonstrating the continued interest in this capability. In the quarter, Europe continued to show momentum, as indicated by our announcement with Telecom Italia on a new service targeted at mid-to-large enterprises in Italy."

“We had a solid start to 2014 with continued momentum especially in our cloud business and in Europe,” said Jim Tholen, chief financial officer, BroadSoft. “Following a strong fourth quarter of 2013, our software business slowed a bit, but we do not believe that the results are indicative of any change in our large market opportunity or competitive positioning.  We continue to feel confident about the growth in both our software and SaaS businesses and reiterate our full year revenue and earnings outlook.”
Guidance
For the second quarter of 2014, BroadSoft anticipates revenue of $48 to $52 million. The Company also expects to achieve earnings on a non-GAAP basis of $0.17 to $0.31 per diluted common share.  For the full year 2014, BroadSoft continues to expect revenue of $206 to $212 million and earnings on a non-GAAP basis of $1.26 to $1.46 per diluted common share.

Conference Call
BroadSoft will discuss its first quarter 2014 results and its business outlook today via teleconference at 8:30 a.m. Eastern Time. To participate in the teleconference, callers can dial the toll free number 1-877-312-5517 (U.S. callers only) or 1-760-666-3772 (from outside the U.S.). The conference call can also be heard live via audio webcast at http://investors.broadsoft.com/events.cfm . To help ensure the conference begins on time, please dial in or connect via the web five minutes prior to the scheduled start time.
For those unable to participate in the live call, a recording will be available shortly after the conclusion of the call at http://investors.broadsoft.com/events.cfm and will remain available until immediately prior to our next earnings call.
BroadSoft has provided in this release, and will provide on this morning’s teleconference, financial information that has not been prepared in accordance with generally accepted accounting principles, or GAAP. BroadSoft uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating BroadSoft’s ongoing operational performance. BroadSoft’s management regularly uses these non-GAAP financial measures to understand and manage its business and believes these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain non-cash expenses, and may include additional adjustments for items that are infrequent in nature. BroadSoft believes the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial results with other companies in BroadSoft’s industry, many of which present similar non-GAAP financial measures to investors. A reconciliation of the non-GAAP financial measures included in this release and to be discussed on this morning’s teleconference to the most directly comparable GAAP financial measures is set forth below.
Non-GAAP financial measures:
Non-GAAP net income and net income per share. BroadSoft defines non-GAAP net income as net income plus stock-based compensation expense, amortization expense for acquired intangible assets, non-cash interest expense on the Company’s convertible notes, and non-cash tax expense included in the GAAP tax provision. BroadSoft defines non-GAAP income per share as non-GAAP net income divided by the weighted average shares outstanding. BroadSoft considers these non-GAAP financial measures to be useful metrics for management and investors because they exclude the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods.
Non-GAAP gross profit, license gross profit, subscription and maintenance support gross profit, and professional services and other gross profit. BroadSoft defines non-GAAP gross profit as gross profit plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP gross profit to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s sales margins over multiple periods. Where BroadSoft provides further breakdown of non-GAAP gross profit between license, subscription and maintenance support and professional services and other, the Company adds back the stock-based compensation expense and amortization expense, as applicable, to the related gross profit.
Non-GAAP license cost of revenue, subscription and maintenance support cost of revenue, and professional services and other cost of revenue. BroadSoft defines non-GAAP cost of revenue as cost of revenue less stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP cost of revenue to be a useful metric for management and our investors because it excludes the effect of certain non-cash expenses so management and its investors can compare BroadSoft’s cost of revenue over multiple periods. Where BroadSoft provides further breakdown of non-GAAP cost of revenue between license, subscription and maintenance support and professional services and other, the Company subtracts the stock-based compensation expense and amortization expense, as applicable, to the related cost of revenue.
Non-GAAP income from operations. BroadSoft defines non-GAAP income from operations as income from operations plus stock-based compensation expense and amortization expense for acquired intangible assets. BroadSoft considers non-GAAP income from operations to be a useful metric for management and investors because it excludes the effect of certain non-cash expenses so management and investors can compare BroadSoft’s core business operating results over multiple periods. Where BroadSoft provides further breakdown of non-GAAP operating expenses for sales and marketing, research and development and general and administrative, the Company deducts stock-based compensation expense included in the applicable expense item.
Billings. BroadSoft defines billings as revenue plus the net change in our deferred revenue balance for a particular period. BroadSoft believes that billings are a key measure of our business activity.
With respect to our expectations under “Guidance” above, and regarding certain of the projections discussed on this morning’s teleconference, reconciliation of both non-GAAP earnings per share guidance, and of projections regarding non-GAAP cost of sales and non-GAAP operating expenses in the second quarter of 2014, to the closest corresponding GAAP measures is not available without unreasonable efforts on a forward-looking basis due to the high variability, complexity and low visibility with respect to the charges excluded from these non-GAAP measures, in particular, the measures and effects of non-cash income taxes, which are extremely difficult to project as a result of our tax status in a number of foreign jurisdictions, and stock-based compensation expense specific to equity compensation awards that are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant, and potentially unpredictable, impact on our future GAAP financial results.
The presentation of non-GAAP net income, non-GAAP net income per share, non-GAAP gross margin, non-GAAP income from operations, billings and other non-GAAP financial measures in this release and on this morning’s teleconference is not meant to be a substitute for “net income,” “net income per share,” “gross margin,” “income from operations” or other financial measures presented in accordance with GAAP, but rather should be evaluated in conjunction with such data. BroadSoft’s definition of “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and other non-GAAP financial measures may differ from similarly titled non-GAAP measures used by other companies and may differ from period to period. In reporting non-GAAP measures in the future, management may make other adjustments for expenses and gains it does not consider reflective of core operating performance in a particular period and may modify “non-GAAP net income,” “non-GAAP net income per share,” “non-GAAP gross margin,” “non-GAAP income from operations,” “billings” and such other non-GAAP measures by excluding these expenses and gains.
Forward-Looking Statements
This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding the Company’s future financial performance set forth under the heading “Guidance.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: the Company’s dependence on the success of BroadWorks and on its service provider customers to sell services using its applications; the Company’s dependence in large part on service providers’ continued deployment of, and investment in, their IP-based networks; claims that the Company infringes the intellectual property rights of others; the Company’s ability to integrate and achieve the expected benefits from its recent acquisitions, including finocom AG, Hosted IP Communications (Europe) Limited and Adaption Technologies; and the Company’s ability to expand its product offerings, as well as those factors contained in the “Risk Factors” sections of the Company’s Form 10-K for the year ended December 31, 2013 filed with the SEC on February 28, 2014, and in the Company’s other filings with the SEC. All information in this release is as of May 5, 2014. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in the Company’s expectations.
About BroadSoft
BroadSoft is the leading provider of software and services that enable mobile, fixed-line and cable service providers to offer Unified Communications over their Internet Protocol networks. The Company’s core communications platform enables the delivery of a range of enterprise and consumer calling, messaging and collaboration communication services, including private branch exchanges, video calling, text messaging and converged mobile and fixed-line services.
Financial Statements
The financial statements set forth below are not the complete set of the Company’s financial statements for the quarter and the year and are presented below without footnotes. Readers are encouraged to obtain and carefully review BroadSoft’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, including all financial statements contained therein and the footnotes thereto, once the report is filed with the SEC. Once filed with the SEC, the Form 10-Q may be retrieved from the SEC’s website at www.sec.gov or from BroadSoft’s website at www.broadsoft.com.

Contact Information
For further information contact:
Investor Relations:
John Kiang, CFA
+1-240-720-0625
jkiang@broadsoft.com
Industry Analyst / Media Relations:
Brian Lustig
+1-301-775-6203
brian@lustigcommunications.com
BSFT-F

BroadSoft, Inc.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share data)

	March 31, 2014	December 31, 2013
	(Unaudited)
Assets:
Current assets:
Cash and cash equivalents	$80,665	$69,866
Short-term investments	93,507	93,664
Accounts receivable, net of allowance for doubtful accounts of $124 and $128 at March 31, 2014 and December 31, 2013, respectively	53,433	66,595
Deferred tax assets, current	5,480	4,559
Other current assets	35,960	12,597
Total current assets	269,045	247,281
Long-term assets:
Property and equipment, net	11,855	10,110
Long-term investments	21,984	23,340
Restricted cash	20	581
Intangible assets, net	19,107	20,390
Goodwill	65,424	65,192
Deferred tax assets	3,792	16,482
Other long-term assets	7,798	8,121
Total long-term assets	129,980	144,216
Total assets	$399,025	$391,497
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable and accrued expenses	$18,852	$14,957
Deferred revenue, current portion	66,639	71,258
Total current liabilities	85,491	86,215
Convertible senior notes	92,880	91,549
Deferred revenue	7,439	6,404
Deferred tax liabilities	2,471	3,506
Other long-term liabilities	3,681	3,312
Total liabilities	191,962	190,986
Commitments and contingencies
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 5,000,000 shares authorized at March 31, 2014 and December 31, 2013; no shares issued and outstanding at March 31, 2014 and December 31, 2013	—	—
Common stock, par value $0.01 per share; 100,000,000 shares authorized at March 31, 2014 and December 31, 2013; 28,571,267 and 28,305,143 shares issued and outstanding at March 31, 2014 and December 31, 2013, respectively	286	283
Additional paid-in capital	268,443	254,736
Accumulated other comprehensive loss	(1,231)	(1,525)
Accumulated deficit	(60,435)	(52,983)
Total stockholders’ equity	207,063	200,511
Total liabilities and stockholders’ equity	$399,025	$391,497

BroadSoft, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
	(Unaudited)
Revenue:
License software	$17,142	$20,842
Subscription and maintenance support	21,126	15,185
Professional services and other	5,650	3,598
Total revenue	43,918	39,625
Cost of revenue:
License software	2,122	2,460
Subscription and maintenance support	7,446	4,613
Professional services and other	3,489	2,693
Total cost of revenue	13,057	9,766
Gross profit	30,861	29,859
Operating expenses:
Sales and marketing	17,856	13,729
Research and development	13,325	12,368
General and administrative	8,905	7,437
Total operating expenses	40,086	33,534
Loss from operations	(9,225)	(3,675)
Other expense:
Interest expense, net	1,772	1,675
Other, net	37	82
Total other expense, net	1,809	1,757
Loss before income taxes	(11,034)	(5,432)
Benefit from income taxes	(3,582)	(3,115)
Net loss	$(7,452)	$(2,317)
Net loss per common share:
Basic	$(0.26)	$(0.08)
Diluted	$(0.26)	$(0.08)
Weighted average common shares outstanding:
Basic	28,419	27,974
Diluted	28,419	27,974
Stock-based compensation expense included above:
Cost of revenue	$1,191	$997
Sales and marketing	3,414	2,758
Research and development	3,206	2,878
General and administrative	2,571	1,911

BroadSoft, Inc.
SUMMARY OF CONSOLIDATED CASH FLOW ACTIVITY
(in thousands)

	Three Months Ended March 31,
	2014	2013
	(Unaudited)
Cash provided by (used in):
Operating activities	$6,800	$4,899
Investing activities	(25)	(10,262)
Financing activities	3,969	7,508

BroadSoft, Inc.
BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Beginning of period deferred revenue balance	$77,662	$61,149
End of period deferred revenue balance	74,078	59,580
Decrease in deferred revenue	(3,584)	(1,569)
Revenue	43,918	39,625
Revenue plus net change in deferred revenue	$40,334	$38,056

BroadSoft, Inc.
SOFTWARE BILLINGS
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Beginning of period deferred license software revenue balance	$20,149	$18,375
End of period deferred license software revenue balance	18,760	15,600
Decrease in deferred license software revenue	(1,389)	(2,775)
License software revenue	17,142	20,842
License software revenue plus net change in deferred license software revenue	$15,753	$18,067

BroadSoft, Inc.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Unaudited)

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Non-GAAP cost of revenue:
GAAP license cost of revenue	$2,122	$2,460
(percent of related revenue)	12%	12%
Less:
Stock-based compensation expense	256	233
Amortization of acquired intangible assets	226	211
Non-GAAP license cost of revenue	$1,640	$2,016
(percent of related revenue)	10%	10%

GAAP subscription and maintenance support cost of revenue	$7,446	$4,613
(percent of related revenue)	35%	30%
Less:
Stock-based compensation expense	690	544
Amortization of acquired intangible assets	1,184	587
Non-GAAP subscription and maintenance support cost of revenue	$5,572	$3,482
(percent of related revenue)	26%	23%

GAAP professional services and other cost of revenue	$3,489	$2,693
(percent of related revenue)	62%	75%
Less:
Stock-based compensation expense	245	220
Non-GAAP professional services and other cost of revenue	$3,244	$2,473
(percent of related revenue)	57%	69%

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Non-GAAP gross profit:
GAAP gross profit	$30,861	$29,859
(percent of total revenue)	70%	75%
Plus:
Stock-based compensation expense	1,191	997
Amortization of acquired intangible assets	1,410	799
Non-GAAP gross profit	$33,462	$31,655
(percent of total revenue)	76%	80%

GAAP license gross profit	$15,020	$18,382
(percent of related revenue)	88%	88%
Plus:
Stock-based compensation expense	256	233
Amortization of acquired intangible assets	226	211
Non-GAAP license gross profit	$15,502	$18,826
(percent of related revenue)	90%	90%

GAAP subscription and maintenance support gross profit	$13,680	$10,572
(percent of related revenue)	65%	70%
Plus:
Stock-based compensation expense	690	544
Amortization of acquired intangible assets	1,184	588
Non-GAAP subscription and maintenance support gross profit	$15,554	$11,704
(percent of related revenue)	74%	77%

GAAP professional services and other gross profit	$2,161	$905
(percent of related revenue)	38%	25%
Plus:
Stock-based compensation expense	245	220
Non-GAAP professional services and other gross profit	$2,406	$1,125
(percent of related revenue)	43%	31%

	Three Months Ended March 31,
	2014	2013
	(in thousands)
Non-GAAP income from operations:
GAAP loss from operations	$(9,225)	$(3,675)
(percent of total revenue)	(21)%	(9)%
Plus:
Stock-based compensation expense	10,382	8,544
Amortization of acquired intangible assets	1,410	799
Non-GAAP income from operations	$2,567	$5,668
(percent of total revenue)	6%	14%

GAAP operating expense	$40,086	$33,534
(percent of total revenue)	91%	85%
Less:
Stock-based compensation expense	9,191	7,547
Non-GAAP operating expense	$30,895	$25,987
(percent of total revenue)	70%	66%

GAAP sales and marketing expense	$17,856	$13,729
(percent of total revenue)	41%	35%
Less:
Stock-based compensation expense	3,414	2,758
Non-GAAP sales and marketing expense	$14,442	$10,971
(percent of total revenue)	33%	28%

GAAP research and development expense	$13,325	$12,368
(percent of total revenue)	30%	31%
Less:
Stock-based compensation expense	3,206	2,878
Non-GAAP research and development expense	$10,119	$9,490
(percent of total revenue)	23%	24%

GAAP general and administrative expense	$8,905	$7,437
(percent of total revenue)	20%	19%
Less:
Stock-based compensation expense	2,571	1,911
Non-GAAP general and administrative expense	$6,334	$5,526
(percent of total revenue)	14%	14%

	Three Months Ended March 31,
	2014	2013
	(in thousands, except per share data)
Non-GAAP net income and income per share:
GAAP net loss	$(7,452)	$(2,317)
(percent of total revenue)	(17)%	(6)%
Adjusted for:
Stock-based compensation expense	10,382	8,544
Amortization of acquired intangible assets	1,410	799
Non-cash interest expense on our notes	1,432	1,339
Non-cash tax benefit	(3,626)	(3,220)
Non-GAAP net income	$2,146	$5,145
(percent of total revenue)	5%	13%

GAAP net loss per basic common share	$(0.26)	$(0.08)
Adjusted for:
Stock-based compensation expense	0.37	0.31
Amortization of acquired intangible assets	0.05	0.03
Non-cash interest expense on our notes	0.05	0.04
Non-cash tax benefit	(0.13)	(0.12)
Non-GAAP net income per basic common share	$0.08	$0.18

GAAP net loss per diluted common share	$(0.26)	$(0.08)
Adjusted for:
Stock-based compensation expense	0.35	0.30
Amortization of acquired intangible assets	0.05	0.03
Non-cash interest expense on our notes	0.05	0.04
Non-cash tax benefit	(0.12)	(0.11)
Non-GAAP net income per diluted common share *	$0.07	$0.18

* For the three months ended March 31, 2014 and 2013, the non-GAAP net income per diluted common share calculation included the dilutive effect of stock-based awards on the weighted average diluted common shares outstanding (such stock-based awards were not reflected in the corresponding GAAP diluted share calculations, as their effect would have been anti-dilutive as a result of the net losses for these periods). Total diluted weighted average common shares outstanding used for calculating non-GAAP net income per diluted common share were 29,747 thousand and 28,639 thousand for the three months ended March 31, 2014 and 2013, respectively.